UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2024

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

	N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed in the Current Report on Form 8-K filed on October 10, 2023, MiX Telematics Limited, a public company incorporated under the laws of the Republic of South Africa (the “Company”), entered into an Implementation Agreement (the “Agreement”), by and among the Company, PowerFleet, Inc., a Delaware corporation (“Powerfleet”), and Main Street 2000 Proprietary Limited, a private company incorporated in the Republic of South Africa and a wholly owned subsidiary of Powerfleet (“Powerfleet Sub”), pursuant to which, subject to the terms and conditions thereof, Powerfleet Sub will acquire all of the issued ordinary shares of the Company, including the ordinary shares represented by the Company’s American Depositary Shares, through the implementation of a scheme of arrangement (the “Scheme”) in accordance with Sections 114 and 115 of the South African Companies Act, No. 71 of 2008, in exchange for shares of common stock, par value $0.01 per share, of Powerfleet. As a result of the transactions, including the Scheme, contemplated by the Agreement, the Company will become an indirect, wholly owned subsidiary of Powerfleet.

On March 15, 2024, the Company issued a press release to the Johannesburg Stock Exchange announcing that all of the conditions that were required to be fulfilled or waived by the condition date (as defined in the Scheme Circular attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished to the U.S. Securities and Exchange Commission on January 30, 2024) have been fulfilled or, to the extent required and permitted under the terms of the Scheme, waived by the Company and PowerFleet. The Scheme is now unconditional, and the South African Takeover Regulation Panel has issued the compliance certificate in respect of the Scheme. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange – Finalisation announcement in respect of the proposed transaction

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Chief Financial Officer

Date: March 15, 2024

Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
LEI Code: 529900S6HHR7CK7BU646
(“MiX Telematics” or “the Company”)

FINALISATION ANNOUNCEMENT IN RESPECT OF THE PROPOSED TRANSACTION

Unless otherwise indicated, capitalised words and terms contained in this announcement shall bear the same meanings ascribed thereto in the joint firm intention announcement published by MiX Telematics and PowerFleet, Inc. (“PowerFleet”) on SENS on 10 October 2023.

Shareholders are referred to the various announcements relating to the Proposed Transaction, the last of which was published on SENS on 28 February 2024.

MiX Telematics is pleased to announce that all of the outstanding Scheme Conditions that were required to be fulfilled or waived by the Condition Date as set out in the Scheme Circular, have been fulfilled or, to the extent required and permitted in terms of the Scheme, waived by Mix Telematics and PowerFleet (“the parties”). The Scheme is now unconditional and the TRP has issued the compliance certificate in respect of the Scheme.

As such, the Scheme will be implemented in accordance with the salient dates and times as set out in the Scheme Circular. The relevant dates and times are extracted below for ease of reference.

2024

Finalisation announcement published on SENS by 11:00 a.m. SAST on	Friday, 15 March

Finalisation announcement published in the press on	Monday, 18 March

Last day to trade in MiX Telematics shares on the JSE in order to be recorded on the register on the scheme record date to receive the Scheme Consideration on (“scheme LDT”)	Monday, 25 March

Date of the suspension of listing of MiX Telematics shares on the JSE at the commencement of trade on	Tuesday, 26 March

Date of the suspension of listing of MiX Telematics ADSs on the NYSE at the commencement of trade on	Tuesday, 26 March

Date of admission of listing as a secondary inward listing of PowerFleet shares on the Main Board of the JSE with ISIN US73931J1097, alpha code: PWR and short name “Power” with effect from the commencement of business at 9:00 a.m. SAST on	Tuesday, 26 March

Announcement released on SENS in respect of any cash payment applicable to any fractional entitlement to a scheme consideration share by 11:00 a.m. SAST	Wednesday, 27 March

Scheme record date	Thursday, 28 March

Scheme Implementation Date on	Tuesday, 2 April

Scheme Participants who are dematerialised shareholders will have their accounts held at their broker or CSDP credited with the Scheme Consideration on the scheme record date, on	Tuesday, 2 April

Scheme Participants who are certificated shareholders and who deliver a form of surrender and transfer and documents of title so as to be received by the transfer secretaries on or before 12:00 p.m. SAST on the scheme record date, will have their accounts held at their broker or CSDP credited with the Scheme Consideration, on	Tuesday, 2 April

Scheme Participants who are issuer nominee shareholders will have their Scheme Consideration credited to the account of Computershare Nominees, on	Tuesday, 2 April

Date of the termination of listing of MiX Telematics shares on the JSE at the commencement of trade on	Wednesday, 3 April

Notes:
1.No dematerialisation or rematerialisation of MiX Telematics shares may take place on or after the business day following the scheme LDT.
2.No removals between the ADS register administered by BNYM and the share register administered by Computershare Investor Services Proprietary Limited (“Transfer Secretaries”), shall be permitted after the scheme LDT.

3.No removals between the PowerFleet share register maintained in South Africa by the Transfer Secretaries and the PowerFleet share registers maintained for trading on Nasdaq Stock Exchange and Tel Aviv Stock Exchange shall be permitted from Tuesday, 26 March 2024 until Wednesday, 3 April 2024.

RESPONSIBILITY STATEMENT

The Independent Board and the MiX Telematics board (to the extent that the information relates to MiX Telematics) collectively and individually accept responsibility for the information contained in this announcement and certify that, to the best of their knowledge and belief, the information contained in this announcement relating to MiX Telematics is true and this announcement does not omit anything that is likely to affect the importance of such information.

The board of directors of PowerFleet (to the extent that the information relates to PowerFleet) collectively and individually accept responsibility for the information contained in this announcement and certify that to the best of their knowledge and belief, the information contained in this announcement relating to PowerFleet is true and this announcement does not omit anything that is likely to affect the importance of such information.

15 March 2024

Corporate advisor and sponsor to MiX Telematics

U.S. legal advisors to MiX Telematics
U.S. financial advisor to MiX Telematics
U.S. legal advisors to PowerFleet
SA legal advisors to PowerFleet